UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 25, 2021

eFFECTOR Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39866	85-3306396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11120 Roselle Street, Suite A San Diego, California	92121
(Address of principal executive offices)	(Zip Code)
(858) 925-8215
(Registrant’s telephone number, including area code)
Locust Walk Acquisition Corp.
200 Clarendon Street, 51st Floor
Boston, MA 02116
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EFTR	Nasdaq Capital Market
Warrants to purchase common stock	EFTRW	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(Sec.240.12b-2
of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
Unless the context otherwise requires, “we,” “us,” “our,” “eFFECTOR” and the “Company” refer to eFFECTOR Therapeutics, Inc., a Delaware corporation (f/k/a Locust Walk Acquisition Corp., a Delaware corporation), and its subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “LWAC” refer to Locust Walk Acquisition Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.
Terms used in this Current Report on
Form 8-K
(this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.
Due to the large number of events reported under the specified items of
Form 8-K, this
Report is being filed in two parts. An amendment to this
Form 8-K is
being submitted for filing on the same date to include additional matters under Items 4.01, 5.03, 5.05 and
8.01 of Form 8-K.
Item 1.01. Entry into a Material Definitive Agreement.
Business Combination
As disclosed under the section entitled “Proposal 1 – The Transaction Proposal” beginning on page 101, of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) by LWAC on August 10, 2021, LWAC entered into an agreement and plan of merger (the “Merger Agreement”), dated May 26, 2021, with Locust Walk Merger Sub, Inc., a wholly-owned subsidiary of LWAC (“Merger Sub”), and eFFECTOR Therapeutics, Inc. (“Old eFFECTOR”). Pursuant to the Merger Agreement, Merger Sub was merged with and into Old eFFECTOR, with Old eFFECTOR surviving the merger as a wholly-owned subsidiary of LWAC (the “Business Combination” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”).
As previously reported on the Current Report on Form
8-K
filed with the SEC on August 24, 2021, LWAC held a special meeting of stockholders on August 24, 2021 (the “Special Meeting”), at which the LWAC stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the Business Combination and the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement/Prospectus.
Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting, on August 25, 2021 (the “Closing Date”), the Transactions were consummated (the “Closing”).
Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.
Amended and Restated Registration Rights Agreement
On August 25, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, eFFECTOR, the Sponsor and certain former stockholders of Old eFFECTOR entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 110 titled “
Proposal 1 – The Transaction Proposal—Certain Related Agreements—Amended and Restated Registration Rights Agreement
.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.
As described above, on August 24, 2021, LWAC held the Special Meeting, at which the LWAC stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Transactions. On August 25, 2021, the parties consummated the Business Combination. In connection with the Closing, the Company changed its name from Locust Walk Acquisition Corp. to eFFECTOR Therapeutics, Inc. In addition, in connection with the Closing, each share of LWAC Class A common stock was reclassified as common stock of the Company.
Holders of 16,978,642 shares of LWAC Class A common stock sold in its initial public offering (the “Initial Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from LWAC’s initial public offering, calculated as of two business days prior to the consummation of the business combination, which was approximately $10.00 per share, or $169,786,420 in the aggregate.
As a result of the Business Combination, each share of Old eFFECTOR preferred stock and common stock was converted into the right to receive approximately 0.09657 shares of eFFECTOR’s common stock, par value $0.0001 per share (“Common Stock”) for an aggregate of 30,021,762 shares of Common Stock issued in the Business Combination. Former holders of shares of Old eFFECTOR common stock (including shares received as a result of the conversion of Old eFFECTOR preferred stock and the exercise of Old eFFECTOR warrants) will also be entitled to receive their pro rata share of up to 5,000,000 shares of Common stock if, on or prior to May 26, 2023, the closing share price of shares of Common Stock equals or exceeds $20.00 over at least 20 trading days within a
30-day
trading period (the “Triggering Event”) and, in respect of each former holder of Old eFFECTOR stock options, such holder continues to provide services to eFFECTOR or one of its subsidiaries at the time of such Triggering Event. The
Earn-Out
Shares will also be earned and issuable in the event of a change in control of eFFECTOR on or prior to May 26, 2023 that results in the holders of Common Stock receiving a per-share
price equal to or in excess of $20.00.
Additionally, the shares of LWAC Class B common stock held by Sponsor automatically converted into shares of Common Stock. In connection with the Closing, the Sponsor agreed to forfeit 1,000,000 shares of LWAC Class B common stock and as a result, the Sponsor received 3,511,250 shares of Common Stock upon conversion of the Class B common stock (of which 300,000 are subject to vesting if, on or prior to August 25, 2024, the price of shares of Common Stock equals or exceeds $15.00 per share). Following the Closing, Sponsor holds an aggregate of 4,056,250 shares of Common Stock including the 3,511,250 shares received upon conversion of the Class B common stock and 545,000 shares of LWAC Class A common stock held prior to the Closing.
Pursuant to subscription agreements entered into in connection with the Merger Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 6,070,003 newly-issued shares of Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $60.7 million (the “PIPE Investment”). At the Closing, eFFECTOR consummated the PIPE Investment.
After giving effect to the Transactions, the redemption of Initial Shares as described above, and the consummation of the PIPE Investment, there are currently 40,669,373 shares of Common Stock issued and outstanding. In connection with the Closing, options to purchase shares of Old eFFECTOR common stock were converted into options to purchase an aggregate of 3,920,657 shares of Common Stock, with a weighted-average exercise price of $1.56 per share.
The Common Stock and warrants commenced trading on the Nasdaq Capital Market (“Nasdaq”) under the symbols “EFTR” and “EFTRW,” respectively, on August 26, 2021, subject to ongoing review of eFFECTOR’s satisfaction of all listing criteria following the Business Combination.
As noted above, an aggregate of $169.8 million was paid from the Company’s trust account to holders that properly exercised their right to have Initial Shares redeemed, and the remaining balance immediately prior to the Closing of approximately $5.2 million remained in the trust account. The remaining amount in the trust account was used to pay expenses in connection with the Business Combination.

FORM 10 INFORMATION
Item 2.01(f) of Form
8-K
provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule
12b-2
under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as LWAC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.
Cautionary Note Regarding Forward-Looking Statements
This Report includes statements that express eFFECTOR’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions and the benefits of the Transactions, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which eFFECTOR operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting eFFECTOR. Factors that may impact such forward-looking statements include:

•	the results of eFFECTOR’s clinical trials of its product candidates tomivosertib and zotatifin, which are in Phase 2 clinical development;

•	difficulties or delays in the commencement or completion, or termination or suspension, of eFFECTOR’s current or planned clinical trials;

•	difficulties in enrolling patients in eFFECTOR’s clinical trials, including as a result of the parti al clinical hold on its ongoing Phase 2b KICKSTART trial;

•	the impact of the COVID-19 pandemic on the financial condition and results of operations of eFFECTOR;

•	eFFECTOR’s future capital needs following the Business Combination;

•	the ability of eFFECTOR to maintain an effective system of internal control over financial reporting;

•	the ability of eFFECTOR to maintain and protect its intellectual property;

•	eFFECTOR’s reliance on single-source suppliers and third-party manufacturers;

•	litigation, complaints, product liability claims and/or adverse publicity;

•	privacy and data protection laws, privacy or data breaches, or the loss of data;

•	the ability of eFFECTOR to manage its growth effectively;

•	the ability of eFFECTOR to achieve and maintain profitability in the future;

•	the success of strategic relationships with third parties;

•	the ability of eFFECTOR to maintain the listing of the Common Stock and warrants of eFFECTOR on Nasdaq;

•
the ability of eFFECTOR to remediate existing and potential future material weaknesses in eFFECTOR’s internal control over financial reporting and to maintain effective internal control over financial reporting, which, if unsuccessful, may result in material misstatements of eFFECTOR’s consolidated financial statements or failure to meet periodic reporting obligations or impair access to the capital markets;

•	other factors detailed under the section titled “Risk Factors” beginning on page 36 of the Proxy Statement/Prospectus and incorporated herein by reference.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by eFFECTOR from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on eFFECTOR. There can be no assurance that future developments affecting eFFECTOR will be those that eFFECTOR has anticipated. eFFECTOR undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Business
eFFECTOR’s business is described in the Proxy Statement/Prospectus in the section titled “
Business of eFFECTOR
” beginning on page 158, which is incorporated herein by reference.
Risk Factors
The risks associated with eFFECTOR’s business are described in the Proxy Statement/Prospectus in the section titled “
Risk Factors
” beginning on page 36 and are incorporated herein by reference. A summary of the risks associated with eFFECTOR’s business is also included on pages
24-26
of the Proxy Statement/Prospectus under the heading “
Summary of Risk Factors
” and are incorporated herein by reference.
Financial Information
The (i) audited financial statements of Old eFFECTOR as of and for the years ended December 31, 2020 and 2019 and (ii) unaudited condensed financial statements of Old eFFECTOR as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on pages
F-42
and
F-69,
respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.
The unaudited condensed financial information of Old eFFECTOR as of and for the three and six months ended June 30, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.
The unaudited pro forma condensed combined financial information of LWAC and Old eFFECTOR as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.
Management
’
s Discussion and Analysis of Financial Condition and Results of Operations
Management’s discussion and analysis of the financial condition and results of operation of Old eFFECTOR as of and for the years ended December 31, 2020 and 2019 and for the three months ended March 31, 2021 is included in the Proxy Statement/Prospectus in the section titled “
Management
’
s Discussion and Analysis of Financial Condition and Results of Operations of eFFECTOR
” beginning on page 202 of the Proxy Statement/Prospectus, which is incorporated herein by reference.
Management’s discussion and analysis of the financial condition and results of operations of Old eFFECTOR as of and for the three and six months ended June 30, 2021 is set forth is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.
Quantitative and Qualitative Disclosures about Market Risk
Management’s discussion and analysis of the quantitative and qualitative disclosures about market risk is included in the Proxy Statement/Prospectus in the section titled “
Management’s Discussion and Analysis of Financial Condition and Results of Operations of eFFECTOR—Quantitative and Qualitative Disclosures about Market Risk
” beginning on page 218, which is incorporated herein by reference.
Properties
Our headquarters are located at 11120 Roselle Street, Suite A, San Diego, CA, where we lease approximately 3,501 square feet of office space. The lease for our headquarters expires on December 31, 2021. We believe that our existing facilities are adequate for our near-term needs. We believe that suitable additional or alternative space would be available if required in the future on commercially reasonable terms.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the beneficial ownership of Common Stock following the consummation of the Business Combination and the PIPE Investment as of August 25, 2021 by:

•	each person who is known to be the beneficial owner of more than 5% of shares of Common Stock;

•	each of eFFECTOR’s current named executive officers and directors; and

•	all current executive officers and directors of eFFECTOR as a group.
The beneficial ownership of common stock is based on 40,669,373 shares of common stock outstanding following the consummation of the Business Combination and PIPE Investment.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
Unless otherwise indicated, eFFECTOR believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of Shares	% of Ownership
5% Holders
Entities affiliated with SR One Capital (2)	6,822,114	16.8%
Entities affiliated with U.S. Venture Partners (3)	4,822,114	11.9%
Abingworth Bioventures VI, L.P. (4)	4,822,114	11.9%
The Column Group II, LP (5)	4,309,329	10.6%
Locust Walk Sponsor, LLC (6)	4,237,917	10.4%
Entities affiliated with Altitude Life Sciences Ventures (7)	2,826,350	6.9%
New Emerging Medical Opportunities Fund III, L.P. (8)	2,822,744	7.1%
Pfizer Venture Investments (9)	2,243,850	5.5%
Directors and Executive Officers
Stephen T. Worland, Ph.D. (10)	2,060,149	4.9%
Michael Byrnes	70,416	*
Premal Patel, M.D., Ph.D. (11)	132,784	*
Alana B. McNulty (12)	535,842	1.3%
Elizabeth P. Bhatt	9,047	*
Chris Ehrlich (13)	143,202	*
Brian M. Gallagher (4)	4,822,114	11.9%
Laurence Lasky, Ph.D.	—	—
Jonathan D. Root, M.D. (3)	4,822,114	11.9%
John W. Smither (14)	48,284	*
All directors and executive officers as a group (10 individuals) (15)	12,643,952	29.6%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table above is 11120 Roselle Street, Suite A, San Diego, California 92121.
(2)
Represents 4,822,114 shares held by SR One Capital Fund I Aggregator, LP (SR One Capital Fund) and 2,000,000 shares held by SR One
Co-Invest
I, LLC (SR One
Co-Invest).
SR One Capital Partners I, LP (SR One Capital Partners) is the general partner of SR One Capital Fund. SR One
Co-Invest
I Manager, LLC (SR One
Co-Invest
Manager) is the managing member of SR One
Co-Invest.
SR One Capital Management, LLC (SR One Capital Management) is the general partner of SR One Capital Partners and the managing member of

SR One
Co-Invest
Manager. Simeon George, M.D. is the managing member of SR One Capital Management. By virtue of such relationships, Dr. George, SR One Capital Partners, SR One Capital Management and SR One
Co-Invest
Manager may be deemed to have voting and investment power with respect to the shares held by SR One Capital Fund and/or SR One
Co-Invest,
as applicable, and as a result may be deemed to have beneficial ownership of such shares. Each of Dr. George, SR One Capital Partners, SR One Capital and SR One
Co-Invest
Manager disclaims beneficial ownership of the shares held by SR One Capital Fund and SR One
Co-Invest,
except to the extent of its or his pecuniary interest therein if any. The address for SR One Capital Fund I Aggregator, LP and SR One
Co-Invest
I, LLC is 985 Old Eagle School Road, Suite 511, Wayne, PA 19087.

(3)
Represents 4,672,628 shares held by U.S. Venture Partners X, L.P. (USVP X), and 149,486 shares held by USVP X Affiliates, L.P. (AFF X, and together with USVP X, the USVP X Funds). Presidio Management Group X, LLC (PMG X) is the general partner of the USVP Funds has sole voting and dispositive power with respect to the shares held by the USVP X Funds. Jonathan D. Root, a member of our Board, is a managing member of PMG X with additional rights with respect to the issuer’s securities, and may be deemed to have sole voting and dispositive power with respect to the shares. Casey M. Tansey is the sole managing partner of PMG X and may be deemed to have sole dispositive power and shared voting power over the reported shares. Each of the foregoing persons disclaims beneficial ownership of shares held by the USVP X Funds, except to the extent of any proportionate pecuniary interest therein. The address for U.S. Venture Partners is 1460 El Camino Real, Suite 100, Menlo Park, CA 94025.

(4)
Abingworth Bioventures VI GP LP, a Scottish limited partnership, serves as the general partner of ABV VI. Abingworth General Partner VI LLP, an English limited liability partnership, serves as the general partner of Abingworth Bioventures VI GP LP. ABV VI (acting by its general partner Abingworth Bioventures VI GP LP, acting by its general partner Abingworth General Partner VI LLP) has delegated to Abingworth LLP, an English limited liability partnership, all investment and dispositive power over the securities held by ABV VI. An investment committee of Abingworth LLP, comprised of Timothy Haines, Kurt von Emster, Genghis Lloyd-Harris, Bali Muralidhar, Andrew Sinclair and Brian Gallagher, a member of our Board, approves investment and voting decisions by a specified majority vote, and no individual member has the sole control or voting power over the securities held by ABV VI. Each of Abingworth Bioventures VI GP LP, Abingworth General Partner VI LLP, Timothy Haines, Kurt von Emster, Genghis Lloyd-Harris, Bali Muralidhar, Andrew Sinclair and Brian Gallagher disclaims beneficial ownership of the securities held by the ABV VI except to the extent of their proportionate pecuniary interest therein. The address for ABV VI and each of the other entities and individuals listed in this footnote is c/o Abingworth LLP, Princes House, 38 Jermyn Street, London, England SW1Y 6DN.

(5)
Peter Svennilson and David Goeddel, Ph.D. are the managing partners of The Column Group II GP, LP, which is the general partner of The Column Group II, LP and may be deemed to have shared voting, investment and dispositive power with respect to these shares. Each individual managing partner disclaims beneficial ownership of these shares, except to the extent of their pecuniary interest in such shares. The principal address of The Column Group II, L.P. is 1 Letterman Drive, Bldg D, Suite
DM-900,
San Francisco, California 94158.

(6)
Represents 4,056,250 shares of Common Stock and warrants to purchase up to 181,667 shares of Common Stock. Locust Walk Partners, LLC is the manager of Locust Walk Sponsor, LLC (LWAC Sponsor). Geoff Meyerson is the CEO & Co-founder of Locust Walk Partners and may be deemed to have voting, investment and dispositive power with respect to these shares. Mr. Meyerson disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein. The business address of Locust Walk Partners, LLC is 200 Clarendon Street, 51st Floor, Boston, MA 02116.

(7)
Represents 1,413,175 shares by Altitude Life Sciences Ventures Fund II, L.P. and 1,413,175 shares held by Altitude Life Sciences Ventures Side Fund II, L.P. David Maki is the managing member of Altitude Life Science Ventures II, LLC, which is the general partner of each of Altitude Life Science Ventures Fund II, L.P. and Altitude Life Science Ventures Side Fund II, L.P., and holds voting, investment and dispositive power with respect to these shares. The address for the Altitude Life Science Ventures is 1014 Market Street, Suite 200, Kirkland, WA 98074.

(8)
Sectoral Asset Management Inc., in its capacity as investment adviser to New Emerging Medical Opportunities Fund III, L.P. (NEMO), has the sole right to dispose of or vote the NEMO shares and is the owner of the general partner (Sectoral GP III L.P.) of Nemo. Sectoral Asset Management, Inc. and Stefan Larson disclaim beneficial ownership of the NEMO shares. The mailing address for NEMO is c/o Sectoral Asset Management Inc. at 1010 Sherbrooke St. West, #1610, Montreal, QC Canada H3A 2R7.

(9)
Pfizer Venture Investments LLC (Pfizer Ventures) is a wholly-owned subsidiary of Pfizer Inc., a publicly traded company (Pfizer). By virtue of the relationship between Pfizer and Pfizer Ventures, Pfizer may be deemed to have beneficial ownership of shares held by Pfizer Ventures. Pfizer’s address is 235 East 42nd Street, New York, New York 10017.

(10)	Represents 755,480 shares held by a family trust of Dr. Worland of which he is a trustee and 1,304,669 shares underlying options to purchase shares of Common Stock.
(11)	Represents 123,932 shares underlying options to purchase shares of Common Stock.
(12)	Represents 485,062 shares underlying options to purchase shares of Common Stock.
(13)
Represents 142,168 shares of Common Stock held directly by LWAC Sponsor and allocated to Mr. Ehrlich by Locust Walk Partners LLC (LWP), a member of LWAC Sponsor, and 1,034 shares of Common Stock held directly by LWAC Sponsor and allocated to Mr. Ehrlich’s spouse by LWP.

(14)	Represents 24,142 shares underlying options to purchase shares of Common Stock.
(15)	Represents 10,624,867 shares of Common stock and 2,019,085 options to purchase shares of Common Stock.
Executive Officers and Directors
eFFECTOR’s directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “
Management After the Merger
” beginning on page 260 and that information is incorporated herein by reference.
Upon consummation of the Business Combination, each executive officer of LWAC ceased serving in such capacities, and each of Brian G. Atwood, Daniel Geffken, Barbara A. Kosacz and Caroline M. Loewy ceased serving on LWAC’s board of directors.
Upon consummation of the Business Combination, Dr. Worland was appointed as eFFECTOR’s President and Chief Executive Officer, Michael Byrnes was appointed as eFFECTOR’s Chief Financial Officer and Secretary, Alana B. McNulty was appointed as eFFECTOR’s Chief Business Officer and Premal Patel, M.D., Ph.D. was appointed as eFFECTOR’s Chief Medical Officer.
Upon consummation of the Business Combination, Elizabeth P. Bhatt, Chris Ehrlich, Brian M. Gallagher, Jr., Ph.D., Laurence Lasky, Ph.D., Jonathan D. Root, M.D., John W. Smither and Stephen T. Worland, Ph.D. were appointed as directors of eFFECTOR by the holders of Class B common stock of LWAC, to serve until the end of their respective terms and until their successors are elected and qualified, with Dr. Gallagher appointed to serve as Chairman of the Board. Following the Business Combination, eFFECTOR’s Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the directors whose terms then expire will be eligible for reelection until the third annual meeting following reelection. Dr. Root and Mr. Worland will serve as the initial Class I directors for a term expiring at the first annual meeting of the stockholders; Mr. Ehrlich, Dr. Gallagher and Mr. Smither will serve as the initial Class II directors for a term expiring at the second annual meeting of the stockholders; and Ms. Bhatt and Dr. Lasky will serve as the initial Class III directors for a term expiring at the third annual meeting of the stockholders.

Executive and Director Compensation
The compensation of eFFECTOR’s executive officers and directors is described in the Proxy Statement/Prospectus in the section titled “
eFFECTOR
’
s
Executive and Director Compensation
” beginning on page 265 and that information is incorporated herein by reference.
Certain Relationships and Related Transactions
Certain relationships and related party transactions of eFFECTOR are described in the Proxy Statement/Prospectus in the section titled “
Certain Relationships and Related Transactions
” beginning on page 277 and are incorporated herein by reference.
Legal Proceedings
eFFECTOR is not currently a party to any material legal proceedings. However, from time to time, eFFECTOR may become involved in legal proceedings or be subject to claims arising in the ordinary course of our business. Regardless of outcome, such proceedings or claims can have an adverse impact on us because of defense and settlement costs, diversion of resources and other factors, and there can be no assurances that favorable outcomes will be obtained.
Market Price of and Dividends on the Registrant
’
s Common Equity and Related Stockholder Matters
Market Information
Shares of eFFECTOR’s Common Stock and eFFECTOR’s warrants commenced trading on Nasdaq under the symbols “EFTR” and “EFTRW,” respectively, on August 26, 2021, subject to ongoing review of eFFECTOR’s satisfaction of all listing criteria following the Business Combination, in lieu of the Class A common stock, warrants and units of LWAC. LWAC’s units ceased trading separately on Nasdaq on August 25, 2021. Information respecting LWAC’s Class A common stock, warrants and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “
Trading Market and Dividends
” on page 35 and such information is incorporated herein by reference.
Holders
As of the Closing and following the completion of the Transactions, including the redemption of Initial Shares as described above and the consummation of the PIPE Investment, the Company had 40,669,373 shares of Common Stock outstanding held of record by 88 holders, no shares of preferred stock outstanding, and 6,015,000 warrants outstanding held of record by two holders. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.
Dividends
We have never declared or paid any cash dividends on our capital stock. We intend to retain future earnings, if any, to finance the operation of our business and do not anticipate paying any cash dividends in the foreseeable future. Any future determination related to dividend policy will be made at the discretion of our Board after considering our financial condition, results of operations, capital requirements, business prospects and other factors the Board deems relevant, and subject to the restrictions contained in any future financing instruments. In addition, our loan and security agreement with Oxford Finance LLC governing our indebtedness contains restrictions on our ability to declare and pay cash dividends on our capital stock.
Recent Sales of Unregistered Securities
Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by eFFECTOR of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant
’
s Securities
The description of eFFECTOR’s securities is contained in the Proxy Statement/Prospectus in the section titled “
Description of New eFFECTOR Securities
” beginning on page 234 and is incorporated herein by reference.
Indemnification of Directors and Officers
The indemnification of eFFECTOR’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “
Description of New eFFECTOR Securities—Limitations on Liability and Indemnification of Officers and Directors
” beginning on page 238 and is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
At the Closing, eFFECTOR consummated the PIPE Investment. The disclosure under Item 2.01 of this Report relating to the PIPE Investment is incorporated into this Item 3.02 by reference.
eFFECTOR issued the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with eFFECTOR’s transfer agent). The parties also had adequate access, through business or other relationships, to information about eFFECTOR.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 to this Report is incorporated herein by reference.
Item 5.01. Changes in Control of Registrant.
The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in the sections titled “
Directors and Executive Officers
”, “
Executive and Director Compensation
”, “
Certain Relationships and Related Transactions
” and “
Indemnification of Directors and Officers
” in Item 2.01 of this Report is incorporated herein by reference.
2021 Incentive Award Plan
At the Special Meeting, the LWAC stockholders considered and approved the eFFECTOR Therapeutics, Inc. 2021 Incentive Award Plan (the “Incentive Award Plan”). The Incentive Award Plan was approved, subject to stockholder approval, by LWAC’s board of directors on August 4, 2021. The Incentive Award Plan became effective immediately upon the Closing.
A summary of the terms of the Incentive Award Plan is set forth in the Proxy Statement/Prospectus in the section titled “
Proposal 3 – The Incentive Plan
Proposal
” beginning on page 126 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Incentive Award Plan , a copy of which is attached hereto as Exhibit 10.10 and incorporated herein by reference.
2021 Employee Stock Purchase Plan
At the Special Meeting, the LWAC stockholders considered and approved the eFFECTOR Therapeutics, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by LWAC’s board of directors on August 4, 2021. The ESPP became effective immediately upon the Closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “
Proposal 4 – The ESPP Proposal
” beginning on page 131 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.11 and incorporated herein by reference.
Director Compensation Program
Following the Closing of the Business Combination, our board of directors adopted a non-employee
director compensation program (the “Director Compensation Program”). A summary of the terms of the Director Compensation Program is set forth in the Proxy Statement/Prospectus in the section titled “
eFFECTOR’s Executive and Director Compensation—Interests of Directors and Executive Officers in the Business Combination—Director Compensation Program
” beginning on page 275 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Director Compensation Program, a copy of which is attached hereto as Exhibit 10.18 and incorporated herein by reference.
Item 5.06. Change in Shell Company Status.
As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Transaction Proposal” beginning on page 102, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On August 25, 2021, eFFECTOR issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.4 and incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.4.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The (i) audited financial statements of Old eFFECTOR as of and for the years ended December 31, 2020 and 2019 and (ii) unaudited condensed financial statements of Old eFFECTOR as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on pages
F-42
and
F-69,
respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.
The unaudited condensed financial information of Old eFFECTOR as of and for the three and six months ended June 30, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information of LWAC and Old eFFECTOR as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1#
Agreement and Plan of Merger dated as of May 26, 2021, by and among Locust Walk Acquisition Corp., Locust Walk Merger Sub, Inc. and eFFECTOR Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on May 27, 2021).

3.1	Amended and Restated Certificate of Incorporation of eFFECTOR Therapeutics, Inc.

3.2	Amended and Restated Bylaws of eFFECTOR Therapeutics, Inc.

4.1	Specimen Class A common stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-4 (File No. 333-257091) filed on August 5, 2021).

4.2
Warrant Agreement, dated January 7, 2021, by and between Continental Stock Transfer & Trust Company and Locust Walk Acquisition Corp. (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed with the SEC on January 13, 2021).

10.1
Letter Agreement, dated January 7, 2021, by and among Locust Walk Acquisition Corp. and certain security holders, officers and directors of Locust Walk Acquisition Corp. (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed with the SEC on January 13, 2021).

10.2
Investment Management Trust Agreement, dated January 7, 2021, by and between Continental Stock Transfer & Trust Company and Locust Walk Acquisition Corp. (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed with the SEC on January 13, 2021).

10.3
Amended and Restated Registration Rights Agreement, dated August 25, 2021, by and among eFFECTOR Therapeutics, Inc., eFFECTOR Therapeutics Operations, Inc., Locust Walk Sponsor, LLC and certain stockholders.

10.4
Unit Subscription Agreement, dated January 7, 2021, by and between Locust Walk Acquisition Corp. and Locust Walk Sponsor, LLC. (incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K, filed with the SEC on January 13, 2021).

10.5
Administrative Services Agreement, dated January 7, 2021, by and between Locust Walk Acquisition Corp. and Locust Walk Sponsor, LLC. (incorporated by reference to Exhibit 10.5 of the Registrant’s Form 8-K, filed with the SEC on January 13, 2021).

10.6	Form of Indemnity Agreement of Locust Walk Acquisition Corp. (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-1 (File No. 333-251496) filed on December 18, 2020).

10.7
Sponsor Support Agreement, dated May 26, 2021, by and among Locust Walk Acquisition Corp. and Locust Walk Sponsor, LLC. (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed with the SEC on May 27, 2021).

10.8
Sponsor Lock-up Agreement dated as of May 26, 2021 by and between Locust Walk Sponsor, LLC and Locust Walk Acquisition Corp. (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed with the SEC on May 27, 2021).

10.9
Form of Subscription Agreement, dated May 26, 2021, by and among Locust Walk Acquisition Corp. and certain subscribers (incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K, filed with the SEC on May 27, 2021).

10.10+	eFFECTOR Therapeutics, Inc. 2021 Incentive Award Plan and Form of Stock Option Agreement thereunder.

10.11+	eFFECTOR Therapeutics, Inc. 2021 Employee Stock Purchase Plan.

10.12+	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 (File No. 333-257091) filed on August 5, 2021).

10.13#
Exclusive License Agreement, dated May 9, 2013, by and between eFFECTOR and the Regents of the University of California (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.14#
Research Collaboration and License Agreement, dated December 20, 2019, by and between eFFECTOR and Pfizer Inc. (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.15
Loan and Security Agreement, dated March 19, 2021, by and among eFFECTOR and Oxford Finance LLC and the other lenders party thereto (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.16
Sublease Agreement, dated August 24, 2020, by and between eFFECTOR and Cardiff Oncology, Inc. (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.17+	eFFECTOR Therapeutics, Inc. 2013 Equity Incentive Plan, as amended, and form of option agreement thereunder.

10.18+	eFFECTOR Therapeutics, Inc. Non-Employee Director Compensation Program.

10.19+
Second Amended and Restated Employment Agreement by and between Stephen T. Worland, Ph.D. and eFFECTOR (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.20+
Amended and Restated Employment Agreement by and between Alana McNulty and eFFECTOR (incorporated by reference to Exhibit 10.20 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.21+
Amended and Restated Employment Agreement by and between Mike Byrnes and eFFECTOR (incorporated by reference to Exhibit 10.21 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.22+
Amended and Restated Employment Agreement by and between Premal Patel and eFFECTOR (incorporated by reference to Exhibit 10.22 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.

99.1	Unaudited condensed financial information of Old eFFECTOR as of and for the three and six months ended June 30, 2021.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old eFFECTOR.

99.3
Unaudited pro forma condensed combined financial information of Locust Walk Acquisition Corp. and Old eFFECTOR as of and for the six months ended June 30, 2021 and as of and for the year ended December 31, 2020.

99.4	Press Release dated August 25, 2021.

101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Indicates management contract or compensatory plan or arrangement.
#	Portions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv). The Registrant agrees to furnish an unredacted copy of this Exhibit to the SEC upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFFECTOR Therapeutics, Inc.

Date: August 31, 2021	By:	/s/ Stephen Worland
	Name:	Stephen Worland, Ph.D.
	Title:	President and Chief Executive Officer